UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2005

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28316	72-1252405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Fountainview, Suite 920, Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

(713) 780-9926

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

During the second quarter of 2005, the Company determined it now analyzes its segments based upon operating income (loss). Previously, the Company utilized net income (loss) in analyzing the results of each segment. As a result, the Company’s Financial Statements and Supplementary Data have been changed to reflect the segment performance measure as presented in Note 23 of the Financial Statements. No other changes have been made. The new presentation of segment performance for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, and financial statements for the years ended December 31, 2002, 2003 and 2004 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Financial Statements and Supplementary Data.(1)

(1)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By:	/s/ Rishi Varma
Rishi Varma General Counsel & Secretary

Dated: September 8, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements and Supplementary Data.(1)

(1)	Filed herewith.